Exhibit 10.8

CELCUITY INC.

2026 STOCK INCENTIVE PLAN

RESTRICTED STOCK UNIT AGREEMENT

(Non-Employee Directors)

THIS RESTRICTED STOCK UNIT AGREEMENT (“Agreement”) is entered into as of the “Grant Date” set forth below, by and between Celcuity Inc., a Delaware corporation (the “Company”) and the Participant named below. The Award granted hereby is granted under the Celcuity Inc. 2026 Stock Incentive Plan (the “Plan”). Unless otherwise defined herein, any capitalized terms used in this Agreement will have the meanings given to them in the Plan as it currently exists or is amended in the future.

1.
Grant of Award. The Company hereby grants to the Participant a restricted stock unit Award for the number of Restricted Stock Units (the “Units”) set forth below, on the terms and conditions set forth herein, and subject to the terms and conditions of the Plan, which is incorporated herein by reference. In the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail except as expressly overridden in this Agreement.

Grant Number:	RSU-
Participant:
Grant Date:
Vesting Commencement Date:
Total Number of Restricted Stock Units Subject to the Award:

Each Unit represents the right to receive one Share upon vesting. The Units granted to the Participant will be credited to an account in the Participant’s name maintained by the Company. This account shall be unfunded and maintained for book-keeping purposes only, with the Units simply representing an unfunded and unsecured obligation of the Company. The Units subject to this Award will be subject to the restrictions set forth in Section 2 of this Agreement and will be subject to forfeiture until vested as set forth in Section 3 of this Agreement.

2.
Non-Transferability. Neither this Award nor the Units subject to this Award may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of other than by will or by the laws of descent or distribution. The Units and the Participant’s right to receive Shares in Settlement of the Units will be subject to forfeiture as provided in Section 3.
3.
Vesting of Restricted Stock Units.
(a)
Vesting. The Units will remain subject to forfeiture until vested as provided herein. The Units will vest, and the risk of forfeiture will lapse, [insert vesting schedule]; provided, however, that if the Participant ceases to be a Service Provider before this Award has become vested with respect to all of the Units, no additional Units will vest after the Separation from Service, except as provided below.
(b)
Treatment Upon a Change in Control. In the event of a Change in Control of the Company, Section 12(b) of the Plan will apply to this Award.
(c)
Accelerated Vesting upon Death. If the Participant incurs a Separation from Service by reason of the Participant’s death before this Award has become vested with respect to all of the Units, all unvested Units will vest as of the date of the Separation from Service.

(d)
Separation from Service. If the Participant incurs a Separation from Service for any reason other than death before this Award has become vested with respect to all of the Units, the Participant will immediately forfeit all unvested Units without any payment therefor.
4.
Settlement of Units. After any Units vest pursuant to Section 3, the Company will, as soon as practicable, and no later than the March 15 of the year following the year that such Units vest, cause to be issued and delivered to the Participant, or to the Participant’s designated beneficiary or estate in the event of the Participant’s death, one Share in payment and settlement of each vested Unit. Delivery of the Shares will be effected by issuance of one or more stock certificates issued in the Participant’s name, by a book-entry in the Participant’s name with the Company’s transfer agent, or by the electronic delivery of the Shares to a brokerage account designated by the Participant, and shall be in complete satisfaction and settlement of such vested Units.
5.
Section 409A. This Award is intended to be exempt from Section 409A under the short-term deferral exception specified in Treas. Reg. §1.409A-l(b)(4), and to the maximum extent permitted this Agreement will be interpreted and administered in accordance with this intent. Each amount to be paid or benefit to be provided under this Agreement shall be construed as a separate and distinct payment for purposes of Section 409A.
6.
No Shareholder Rights. The Units subject to this Award do not entitle the Participant to any rights of a shareholder of the Company’s Stock. No dividends or dividend equivalents will accrue on the Units, and no adjustments shall be made for dividends or other rights if the applicable record date occurs before the date that Shares are issued to the Participant. The Participant will not have any of the rights of a shareholder of the Company in connection with the grant of Units subject to this Agreement unless and until Shares are issued to the Participant upon settlement of the Units as provided in Section 4.
7.
NO GUARANTEE OF CONTINUED SERVICE. THE PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF UNITS PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (AND NOT THROUGH THE ACT OF BEING HIRED OR BEING GRANTED AN AWARD). THE PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE WITH THE PARTICIPANT’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE THE PARTICIPANT’S SERVICE RELATIONSHIP (A) AS AN EMPLOYEE AT ANY TIME, WITH OR WITHOUT CAUSE; (B) AS A CONSULTANT PURSUANT TO THE TERMS OF THE PARTICIPANT’S AGREEMENT WITH THE COMPANY OR AN AFFILIATE; OR (C) AS A DIRECTOR PURSUANT TO THE BYLAWS OF THE COMPANY AND ANY APPLICABLE PROVISIONS OF THE CORPORATE LAW OF THE STATE OR OTHER JURISDICTION IN WHICH THE COMPANY IS DOMICILED, AS THE CASE MAY BE.
8.
Entire Agreement; Governing Law. The Plan is incorporated herein by reference. The Plan and this Agreement constitute the entire agreement of the parties regarding the acquisition of stock in the Company and supersede in their entirety all prior oral and written undertakings and agreements of the Company and the Participant on that subject, with the exception of any other Awards previously granted and delivered to the Participant under the Plan or any similar plan maintained by the Company or its Affiliates, except as expressly overridden or amended in another written plan or agreement. This Agreement is governed by the internal substantive laws but not the choice of law rules of the State of Delaware.

* * * * *

[Signature page follows]

Signature page to Restricted Stock Unit Agreement

By the Participant’s signature and the signature of the Company’s representative below, the Participant and the Company agree that this Award is granted under and governed by the terms and conditions of the Plan and this Agreement. The Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement and fully understands all provisions of the Plan and Agreement. The Participant further acknowledges that the acceptance of this Award is voluntary and not a condition of Service, and that the Participant may decline to accept this Award without adverse consequences to the Participant’s continued Service relationship with the Company. The Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board of Directors (or any Committee to whom the Board has delegated administration of the Plan) upon any questions relating to the Plan and this Agreement.

The Participant further agrees to notify the Company of any change in the Participant’s residence address indicated below.

PARTICIPANT:	CELCUITY INC.
__________________________________ (Signature)	By: ______________________________ Title: _____________________________

(Print Name) Address:	(Print Name) Address:
__________________________________ __________________________________ __________________________________	Celcuity Inc. 2800 Campus Drive, Suite 140 Minneapolis, MN 55441